UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

Estrella Immunopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40608	86-1314502
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

5858 Horton Street, Suite 370 Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

(510) 318-9098

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ESLA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	ESLAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 1, 2026, Estrella Immunopharma, Inc. (the “Company”) received a written notification (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, because the market value of the Company’s listed securities (“MVLS”) was below $35,000,000 for 30 consecutive business days from July 21, 2026 through August 31, 2026, the Company no longer complies with the minimum MVLS requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The Letter also noted that the Company does not meet the alternative continued listing standards under Nasdaq Listing Rule 5550(b)(1) (stockholders’ equity of at least $2,500,000) or Nasdaq Listing Rule 5550(b)(3) (net income from continuing operations of at least $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years). The Letter has no immediate effect on the listing or trading of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), which will continue to trade on The Nasdaq Capital Market under the symbol “ESLA,” subject to the Company’s compliance with the other continued listing requirements of Nasdaq.

In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has been provided a compliance period of 180 calendar days, or until March 1, 2027 (the “Compliance Date”), to regain compliance with the MVLS Requirement. To regain compliance, the Company’s MVLS must close at $35,000,000 or more for a minimum of ten consecutive business days at any time during the compliance period, although Nasdaq may, in its discretion, require compliance for a longer period, generally no more than 20 consecutive business days. If the Company does not regain compliance by the Compliance Date, Nasdaq will provide written notification that the Company’s securities are subject to delisting, at which time the Company may appeal Nasdaq’s determination to a Nasdaq hearings panel.

The Company intends to monitor its MVLS and to evaluate available options to regain compliance with the MVLS Requirement. There can be no assurance that the Company will regain compliance with the MVLS Requirement within the applicable compliance period or otherwise maintain compliance with Nasdaq’s other continued listing requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Estrella Immunopharma, Inc.

By:	/s/ Peter Xu
Name:	Peter Xu
Title:	Chief Financial Officer

Date: September 8, 2026